                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                               [AMENDMENT NO. ___]


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  PH Group Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

    1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------
    5) Total fee paid:

       ------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
                              -------------------------------------------------

    2) Form, Schedule or Registration Statement No.:
                                                    ---------------------------

    3) Filing Party:
                    -----------------------------------------------------------

    4) Date Filed:
                  -------------------------------------------------------------

                                  PH GROUP INC.
                               2241 CITYGATE DRIVE
                              COLUMBUS, OHIO 43219

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 4, 2001

          NOTICE is hereby given that the Annual Meeting of Shareholders of PH Group Inc., an Ohio corporation (the "Company"), will be held at 2241 CityGate Drive, Columbus, Ohio, on Monday, June 4, 2001, at 4:00 p.m., Eastern Time, to consider and take action on the following matters:

         (a) To elect three directors to hold office for a term of two years and two directors to hold office for a term of three years and until their successors are elected and qualified;

         (b) To approve the reincorporation of the Company from Ohio to Delaware through the merger of the Company into PH Group Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("PH Delaware"), and for related changes to the Company's organizational documents (the "Reincorporation Proposal"); and

         (c) To conduct such other business as may properly come before the meeting and any adjournments thereof.

         The Board of Directors has fixed the close of business on April 23, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. SHOULD YOU ATTEND IN PERSON, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                           By Order of the Board of Directors



                                           Charles T. Sherman
                                           President

May 10, 2001

                                  PH GROUP INC.
                               2241 CITYGATE DRIVE
                              COLUMBUS, OHIO 43219

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 4, 2001

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PH Group Inc., an Ohio corporation (the "Company"), for use at the 2001 Annual Meeting of Shareholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting"). The Annual Meeting is to be held at 2241 CityGate Drive, Columbus, Ohio at 4:00 p.m., Eastern Time, on Monday, June 4, 2001, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

         All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the shareholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted
(i) FOR the election as directors of the persons nominated by the Board of Directors, and (ii) FOR the approval of the Reincorporation Proposal. There is no cumulative voting in the election of directors. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the person named in the accompanying Proxy will vote on those matters in accordance with his best judgment. A shareholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its principal executive offices either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting in person and expressing a desire to vote his or her shares in person.

         This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders, Proxy and Annual Report on Form 10-KSB (including financial statements) for the Company's fiscal year ended December 31, 2000, are being sent to shareholders on or about May 10, 2001.

                         VOTING SECURITIES, SOLICITATION

         Only shareholders of record of the Company's common stock ("Common Stock") at the close of business on April 23, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of the Record Date, there were outstanding and entitled to vote 1,981,148 shares of Common Stock ("Shares"). Each share of Common Stock is entitled to one vote upon all matters to be considered at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of votes which shareholders are entitled to cast at the Annual Meeting will constitute a quorum for the Annual Meeting. Under Ohio law, abstentions and broker non-votes are treated as present for the purpose of determining a quorum present at the Annual Meeting.

         Under Section 1701.55 of the Ohio Revised Code and the Company's Regulations, directors are elected by a plurality of the votes for the respective nominees. Therefore, proxies that are marked "Withhold Authority" will not affect the election of directors.

         Abstentions may be specified on the Reincorporation Proposal and will be counted as shares that are present and entitled to vote for the proposal, but will not be counted as votes in favor of such proposal. Accordingly, an abstention from voting on a proposal by a shareholder present in person or represented by proxy at the Annual Meeting will have the same legal effect as a vote "against" the matter. Broker non-votes are treated as shares not entitled to vote.

         The cost of soliciting Proxies, consisting of the printing, handling and mailing of the proxy card and related material, and the actual expense incurred by brokerage houses, custodians and fiduciaries in forwarding proxy materials to the beneficial owners of stock, will be paid by the Company. In addition to the use of the mails, Proxies may be solicited by officers, directors and regular employees of the Company by telephone, facsimile, electronic means, or in person. These persons will receive no extra compensation for their services. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of Proxies, and the Company will reimburse such persons for their expenses in so doing.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

THE COMPANY

         The following table sets forth information with respect to the number of shares of Common Stock beneficially owned as of April 10, 2001, by (i) all persons who were beneficial owners of five percent or more of the Company's Common Stock, (ii) the Company's executive officers named in the Summary Compensation Table below, and each director and nominee for director of the Company, and (iii) all current executive officers and directors as a group:

                                                           NUMBER OF SHARES            PERCENT
         NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIALLY OWNED (1)      OF CLASS (1)
-------------------------------------------------------------------------------------------------
(I)      BENEFICIAL OWNERS OF MORE THAN 5% OF
         THE COMMON STOCK (OTHER THAN DIRECTORS,
         NOMINEES AND EXECUTIVE OFFICERS)

Phoenix Management, Ltd. (2)                                     382,500 (2)            17.8%
c/o Charles T. Sherman
2241 CityGate Drive
Columbus, Ohio 43219

(II)     DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Charles T. Sherman (2)                                           422,442 (3)            20.5%

Bob Binsky (2)                                                   165,042 (4)             8.2%

Michael W. Gardner (2)                                            46,750 (5)             2.4%

Terry Sanborn                                                     28,750 (6)             1.4%

Thomas S. Golden                                                  25,800 (7)             1.3%

Kenneth P. Furlong                                                 9,913 (8)               *

(III)  ALL DIRECTORS AND EXECUTIVE OFFICERS
AS A GROUP (6 PERSONS)                                           981,197 (9)            35.8%
-------------------------------------------------------------------------------------------------

* Less than one percent.
(1) All information was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission.
(2) The members ("Members") of Phoenix Management, Ltd. ("Phoenix"), an Ohio limited liability company, and their percentages of ownership in Phoenix, are Bob Binsky (28.5%), Michael W. Gardner (5%), Charles T. Sherman (31.667%) and FSW Investments LLC (3.167%). Includes (a) 215,000 Shares owned outright by Phoenix, (b) 67,500 Shares as to which Phoenix has the right to acquire (by virtue of assignment) but has yet to purchase under the agreements dated September 11, 1996, to purchase Shares from Lyman Brownfield, Candace Brownfield, Charlotte Brownfield (aka Charlotte Huddle), individually and as Trustee of the Candace Brownfield Trust, and Diane McBee (collectively, the "Brownfield Agreements"), and as to which Phoenix has the power to vote by proxy, and (c) 100,000 Shares as to which Phoenix has the right to acquire (by virtue of assignment) but has yet to purchase under the agreement, dated June 6, 1996, to purchase Shares from Paul M. Gillmor (the "Gillmor Agreement"). As to the 100,000 Shares covered by the Gillmor Agreement, Mr. Sherman has a shared power to vote by proxy; therefore, such 100,000 Shares are also reported as beneficially owned by Mr. Sherman individually.] Each Member shares the power to vote or direct the voting and to dispose or direct the disposition of the 215,000 Shares owned by Phoenix by virtue of each Member being a member in Phoenix. Each of the Members also shares the power to vote or direct the voting of the 67,500 Shares as to which Phoenix has the power to vote by proxy. The Shares listed as beneficially owned by each Member individually are exclusive of the Shares such Member may be deemed to indirectly beneficially own by virtue of his membership interest in Phoenix.
(3) Mr. Sherman's address is c/o PH Group Inc., 2241CityGate Drive, Columbus, OH 43219. Includes (a) 238,342 Shares owned outright by Mr. Sherman, (b) 100 Shares owned jointly by Mr. Sherman and his wife as to which they share voting and dispositive power, and (c) 83,750 Shares subject to currently exercisable options. Also includes (a) 100,000 Shares with respect to which Mr. Sherman shares the power to vote by virtue of a proxy granted by Mr. Gillmor and (b) 75,310 shares subject to sale to Bob Binsky pursuant to a Stock Purchase Agreement dated February 28, 2001 ("Stock Purchase Agreement") (see also Note 4). Mr. Sherman's wife has sole voting and dispositive power with respect to 250 Shares reported as beneficially owned by Mr. Sherman. Mr. Sherman is a Member of Phoenix.
(4) Mr. Binsky's address is 3284 N. 29th Court, Hollywood, FL 33020. Includes 137,042 Shares owned outright by Mr. Binsky and 28,000 Shares subject to currently exercisable options. Does not include 75,310 shares which Mr. Binsky has a right to purchase from Mr. Sherman pursuant to the Stock Purchase Agreement. Mr. Binsky is a Member of Phoenix.
(5) Mr. Gardner's address is c/o PH Group Inc., 2241 CityGate Drive, Columbus, OH 43219. Includes 500 Shares owned outright by Mr. Gardner, and 1,250 Shares jointly owned by Mr. Gardner and his wife as to which they share voting and dispositive power. Also includes 45,000 Shares subject to currently exercisable options. Mr. Gardner is a Member of Phoenix.
(6) Mr. Sanborn's address is 4817 East 88th Street, Bradenton, FL 34202. Includes 25,750 Shares which Mr. Sanborn owns outright, and 3,000 Shares subject to currently exercisable options.
(7) Mr. Golden's address is c/o PH Group Inc., 2241 CityGate Drive, Columbus, OH 43219. Includes 25,300 Shares owned outright by Mr. Golden and 500 Shares subject to currently exercisable options.
(8) Mr. Furlong's address is c/o PH Group Inc., 2241 CityGate Drive, Columbus, OH 43219. Includes 9,913 Shares owned outright by Mr. Furlong and 3,750 Shares subject to currently exercisable options.
(9) Includes all Shares reported as beneficially owned by Phoenix and all Shares reported as beneficially owned individually by the Members, except that the 100,000 Shares listed as beneficially owned by each of Phoenix and Mr. Sherman are included only once. Under the Operating Agreement of Phoenix which expires December 31, 2016 (a) the Shares owned by Phoenix are voted in accordance with the vote of a majority in interest of its Members, and (b) the Members are obligated to vote Shares owned by them individually in the same manner as the Shares voted by Phoenix.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         A Board of five directors of the Company is to be elected at the Annual Meeting. If the Reincorporation Proposal described below is not adopted, three nominees elected will serve, subject to the provisions of the Ohio Regulations, for a term of two years and two nominees elected will serve for a term of three years and until his successor is duly elected and qualified. For information on the effect of the Reincorporation on the structure of the Board of Directors, please see "Proposal No. 2 Reincorporation Proposal."

         IT IS MANAGEMENT'S RECOMMENDATION THAT THE ACCOMPANYING FORM OF PROXY BE VOTED FOR THE ELECTION AS DIRECTORS OF THE FIVE PERSONS NAMED BELOW, ALL OF WHOM ARE CURRENTLY DIRECTORS OF THE COMPANY EXCEPT FOR MR. GOLDEN. Messrs. Golden, Sanborn and Gardner are nominated to serve as directors for a two year term and Messrs. Sherman and Binsky are nominated to serve as directors for a three year term. If the Reincorporation Proposal is adopted and the Reincorporation effected, the Board anticipates that the five nominees will serve as directors for one-year terms. The Board of Directors believes that the nominees named below are willing to serve as directors. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the Proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

         The following table sets forth information with respect to each nominee for director of the Company:

         NAME OF NOMINEE         AGE      POSITION AND OFFICES WITH THE COMPANY
-------------------------------------------------------------------------------
         Charles T. Sherman      55       Director, President
         Bob Binsky              61       Director
         Michael W. Gardner      50       Director, Senior Vice President
         Terry Sanborn           58       Director
         Thomas S. Golden        47       Senior Vice President - Operations

BUSINESS EXPERIENCE OF NOMINEES FOR DIRECTOR

         CHARLES T. SHERMAN has served as a director of the Company since 1987. Mr. Sherman was elected President of the Company in May 1996. From 1987 until 1996, Mr. Sherman served as Vice President of Operations of the Company and as President of PH Hydraulics and Automation, Inc., a subsidiary of the Company that was merged into the Company in 1996.

         BOB BINSKY has served as a director of the Company since 1993. Mr. Binsky has served as the Chief Development Officer of A Novo Broadband, Inc. (formerly known as Cable Link, Inc.), a company engaged in the distribution and servicing of cable and other electronic and telecommunications equipment, since August 2000. From July 1995 to August 2000, Mr. Binsky was Chairman of the Board of Cable Link, Inc., and from October 1994 to August 2000, he was the Chief Executive Officer of Cable Link, Inc. Mr. Binsky also serves as a director of A Novo Broadband, Inc.; Kahiki Foods, Inc., Columbus, Ohio; and is on the Advisory Board of Directors of Regional Reps Corp. of Cleveland, Ohio.

         MICHAEL W. GARDNER has served as a director of the Company since 1996. Since July 1998, Mr. Gardner has served as Senior Vice President of the Company. From 1996 until his election as Senior Vice President, Mr. Gardner served in various positions including Vice President Special Press Group of the Company and Vice President of Manufacturing of PH Hydraulics and Automation, Inc.

         TERRY SANBORN has served as a director of the Company since 1991. From 1993 to 1997, Mr. Sanborn served as Chief Operating Officer of Medex, Inc., a medical device manufacturing company, and serves on the Advisory Board of H&S Forest Products, Inc. Since his retirement from Medex, Inc. in 1997, Mr. Sanborn has been a business consultant and advisor.

         THOMAS S. GOLDEN has served as Senior Vice President - Operations of the Company since March 2000. Prior thereto, Mr. Golden was employed as Director of Manufacturing from January 1993 to August 1996 and as Director of Materials from August 1996 to March 2000 by HPM Corporation, a manufacturer of injection molding and die cast machines.

DIRECTOR COMPENSATION

         Non-employee directors receive a fee of $500 for each board meeting attended and $200 for each committee meeting attended, unless the director is a chair of the committee, in which case the fee is $450 per committee meeting attended. On January 21, 1998, the Board determined to increase the fees paid to non-employee directors by authorizing the issuance of $1,000 in shares of Common Stock to each non-employee director on the date of each annual meeting of shareholders. The non-employee directors are also eligible to receive options under the Company's 1997 Incentive Stock Option Plan (the "1997 Plan"). On the date of each annual meeting, an option covering 5,000 shares of Common Stock will be granted automatically to each person who is first elected as a non-employee director at such meeting. Each person who is first appointed as a non-employee director to fill a vacancy on the Board is automatically granted an option covering a number of shares of Common Stock equal to 5,000 multiplied by a fraction, the numerator of which equals the number of whole months remaining in the term for which the director is appointed and the denominator of which is 24. If a new director receives an option under the 1997 Plan and is not the beneficial owner of at least 1,000 shares of Common Stock as of the first annual meeting following his election or appointment, such director is required to exercise such option with respect to at least 1,000 shares of Common Stock on the date of such annual meeting, subject to compliance with all applicable laws, rules and regulations. In addition, an option will be granted automatically to each person whose term of office as a non-employee director expires on such date or continues through such annual meeting or who is re-elected for a subsequent term on such meeting date. The number of shares underlying these options is based upon the increase in the total income of the Company before taxes each year, and ranges from 0 to 3,000 shares of Common Stock. Each option granted to a non-employee director will have an exercise price equal to the fair market value of a share of Common Stock on the date of grant or with respect to options granted based on the Company's increase in total income before taxes, on the date of the annual meeting of shareholders of the Company occurring during the applicable Performance Year, as defined in the 1997 Plan. Each option is subject to the vesting schedule outlined in the 1997 Plan. Each option will lapse and cease to be exercisable upon the earliest to occur: (a) ten years from the grant date; (b) nine months after the option holder ceases to be a director because of death or disability;
(c) immediately upon resignation of the option holder as a director; and (d) one year after the option holder ceases to be a director for any reason other than death, disability or resignation. Other directors do not receive any compensation for their services as directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held seven meetings during Fiscal 2000. All of the Company's current directors were in attendance at more than 75% of such meetings held while they were in office.

         The Board, as a whole, functions as the Compensation Committee and Nominating Committee, with Charles T. Sherman acting as Chairman. All actions of the Committees, if any, were taken in conjunction with Board meetings.

         The Nominating Committee recommends candidates to fill vacancies on the Board of Directors. The current purpose of the Nominating Committee is not to consider nominees recommended by shareholders. Instead, the Nominating Committee simply nominates directors to fill vacancies created from time to time on the Board of Directors.

         The Compensation Committee establishes the compensation of all employees and consultants of the Company, administers and interprets the 1997 Plan and takes any action that is permitted to be taken by a committee of the Board of Directors under the terms of such plan, including the granting of options.

         In accordance with its written charter adopted by the Board of Directors, after recommendations of management, the Audit Committee selects the firm to be employed by the Company as its independent auditors; consults with the firm so chosen to be the independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit, and the accompanying management letter, if any, and consults with the independent auditors with regard to the adequacy of the internal accounting controls. A copy of the Committee's charter is attached hereto as Appendix E. A vacancy currently exists on the Committee. The current Audit Committee members are Bob Binsky and Terry L. Sanborn. Notwithstanding provisions of the charter requiring two meetings of the Committee each year, there was only one meeting of the Audit Committee during fiscal 2000.

AUDIT COMMITTEE REPORT

         The Audit Committee has not as yet reviewed or discussed the audited financial statements with management; discussed with the independent auditors the matters required to be discussed by Standards Board Standard 61; reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, nor discussed with the independent accountant the independent accountant's independence. Management determined that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for fiscal year 2000 for filing with the Securities and Exchange Commission. The information herein shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

                                            AUDIT COMMITTEE

                                            Terry L. Sanborn
                                            Bob Binsky



                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the current executive officers of the Company:

         NAME               AGE                           POSITION
--------------------------------------------------------------------------------
Charles T. Sherman          55                  President
Michael W. Gardner          50                  Senior Vice President
Thomas S. Golden            47                  Senior Vice President Operations
Kenneth P. Furlong          47                  Controller and Treasurer

         Biographical information with respect to Messrs. Sherman and Gardner, who are also directors of the Company, and Mr. Golden, who is a nominee for director, is presented above under "Business Experience of Nominees for Board of Directors." Information with respect to Mr. Furlong is presented below.

         Kenneth P. Furlong has been Controller and Treasurer of the Company since November 1997. From 1977 to 1997, Mr. Furlong was employed as Supervisor, Cost Accounting by The Marion Power Shovel Company, a manufacturer of surface mining equipment.

                             EXECUTIVE COMPENSATION

         The following table sets forth for the fiscal years ended December 31, 1998, 1999 and 2000, the compensation for services in all capacities to the Company of (i) the person who during fiscal 2000 served as chief executive officer of the Company, and (ii) the only executive officer of the Company who received over $100,000 in compensation during fiscal 2000 (the "Named Officer").

                                  SUMMARY COMPENSATION TABLE

     NAME AND         FISCAL                              OTHER ANNUAL          ALL OTHER
PRINCIPAL POSITION     YEAR     SALARY($)    BONUS($)    COMPENSATION($)   COMPENSATION($)(1)
---------------------------------------------------------------------------------------------
Charles T. Sherman     2000     $135,900       -0-             -0-              $27,854
President (CEO)        1999     $130,900       -0-             -0-              $27,854
                       1998     $165,000     $50,000         $25,000            $27,854

----------
(1) Represents premiums paid by the Company for an insurance policy on the life of Mr. Sherman in the face amount of $425,000 pursuant to a Split Dollar Agreement entered into on September 11, 1997.

STOCK OPTIONS

         There were no stock option grants made to the Named Officer during fiscal 2000.

AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END OPTION VALUES

         The table below sets forth information with respect to the Named Officer concerning his exercise of options during Fiscal 2000 and the unexercised options held by him as of the end of such year.

                                                NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                     UNDERLYING             IN-THE-MONEY
                                                 UNEXERCISED OPTIONS           OPTIONS
                                                 AT FISCAL YEAR END      AT FISCAL YEAR END
               SHARES ACQUIRED      VALUE        (#) EXERCISABLE/        ($) EXERCISABLE/
   NAME        ON EXERCISE (#)    REALIZED ($)      UNEXERCISABLE         UNEXERCISABLE (1)
--------------------------------------------------------------------------------------------
Charles T.          -0-              -0-             83,750/0                   0/0
Sherman

----------
(1) Based upon the fair market value of the Company's Shares on December 31, 2000 ($.0625).

EMPLOYMENT CONTRACTS

         Charles T. Sherman entered into an Employment Agreement with the Company effective January 23, 1997 (the "Employment Agreement") whereby Mr. Sherman agreed to be employed by the Company as its President and Chief Executive Officer for a term ending December 31, 2001, continuing thereafter on a year-to-year basis until terminated by either party upon six months notice prior to December 31 of the year in which such party intends to have the agreement terminate. The Employment Agreement was subsequently amended to extend the term to December 31, 2003. Mr. Sherman is to receive a salary of $150,000 per year which may be increased or decreased by the Board of Directors (but not below $150,000 per year), such annual bonus as the Board deems appropriate, and such employee benefits as are generally available to all executives of the Company. If Mr. Sherman's employment is terminated for any reason other than for "cause", his voluntary resignation, his death or his disability, Mr. Sherman will continue to receive his base salary in effect at such time until the earlier of the start of Mr. Sherman's employment with another employer, or 12 months from the date of such termination; provided, that if Mr. Sherman's new employment results in an annual base salary less than the annual base salary he received at the time of termination of his employment with the Company, the monthly difference (net of applicable taxes, if any) will be paid by the Company to Mr. Sherman for any month that he was so employed during the period of 12 months from the date of termination of his employment with the Company. If Mr. Sherman's employment is terminated for "cause" (as defined in the Employment Agreement) or if he voluntarily resigns, his salary and benefits will immediately cease. If Mr. Sherman's employment is terminated by reason of his death or disability, his salary, benefits and other payments (not required by statute to continue) will cease; however, the Company will provide such health, dental and similar insurance or benefits as were being provided to Mr. Sherman, immediately before such termination of employment, to Mr. Sherman or his family for a period of 12 months on the same terms and conditions. The terms of any then-existing benefit plan or stock option plan concerning the effect of a termination of employment will control the benefits or stock options covered thereby. Pursuant to the terms of the Employment Agreement, Mr. Sherman was granted an option to purchase 12,500 Shares for $1.36 per share, the average of the closing bid and asked prices of the Shares on January 23, 1997 (as adjusted for the 5-for-4 stock split distributed on January 2, 1998). The Employment Agreement provides that Mr. Sherman, during the term of employment and for three years thereafter, will not compete with the Company.

                                 PROPOSAL NO. 2
                            REINCORPORATION PROPOSAL

GENERAL

         The Company's Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from Ohio to Delaware. After considering the potential advantages and disadvantages, the Company's Board of Directors has determined that the Reincorporation is in the best interests of the Company and its shareholders.

         The proposed Reincorporation will be accomplished by merging the Company into PH Group Inc., a subsidiary of the Company ("PH Delaware"), pursuant to an Agreement and Plan of Merger (the "Reincorporation Agreement"), substantially in the form which is attached as Appendix A to this Proxy Statement. PH Delaware was incorporated in Delaware in April 2001 specifically for purposes of the Reincorporation and has conducted no business and has no material assets or liabilities. The Reincorporation will not result in any change in the Company's business, assets or liabilities and will not result in any change in or relocation of management or other employees.

         A vote "FOR" the Reincorporation Proposal will constitute approval of
(i) the change in the Company's state of incorporation through a merger of the Company into PH Delaware pursuant to the Reincorporation Agreement, (ii) the Certificate of Incorporation of PH Delaware (the "Delaware Certificate"), a copy of which is attached as Appendix B hereto, (iii) the Bylaws of PH Delaware (the "Delaware Bylaws"), a copy of which is attached as Appendix C hereto, and (iv) all other aspects of the Reincorporation Proposal. A number of changes will be effected as a result of the Reincorporation. Such changes are described below under the heading "Comparison of Rights of Shareholders of the Company and Stockholders of PH Delaware."

REASONS FOR THE REINCORPORATION

         For many years, Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have chosen Delaware for their domicile. Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. The favorable business corporation laws of Delaware should benefit the Company by allowing it to conduct its affairs in a more flexible and efficient manner.

         After considering the advantages and disadvantages of the proposed Reincorporation, including the differences between the Ohio General Corporation Law (the "Ohio Law") and the Delaware General Corporation Law (the "Delaware Law"), the Board of Directors has concluded that it is in the best interest of the Company and its shareholders to change its domicile from Ohio to Delaware.

         The Reincorporation may be abandoned or the Reincorporation Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors of the Company, circumstances arise that make such action advisable. In the event the Reincorporation is abandoned, the Company will continue to operate as an Ohio corporation.

CERTAIN CONSEQUENCES OF THE REINCORPORATION

         Effective Time. The Reincorporation will take effect at the time (the "Effective Time") when a Certificate of Merger is filed with the Secretary of State of Delaware, which filing is anticipated to be made within ten days after the Reincorporation Proposal is approved by the shareholders of the Company. At the Effective Time, the separate corporate existence of the Company will cease, and shareholders of the Company will become stockholders of PH Delaware.

         Shareholder Rights. Certain differences in stockholder rights exist under the Ohio Law and the Delaware Law, and the current Articles of Incorporation of the Company (the "Ohio Articles") and the current Regulations of the Company (the "Ohio Regulations") on the one hand, and the Delaware Certificate and the Delaware Bylaws on the other hand. See "Comparison of Rights of Shareholders of the Company and Stockholders of PH Delaware" for a discussion of the effects of these and other differences between the rights of stockholders under the Ohio Law and the Delaware Law.

         Conversion of Company Common Stock. As a result of the Reincorporation, each outstanding share of Common Stock will automatically be converted into one share of common stock, $.001 par value per share, of PH Delaware ("Delaware Common Stock").

         Certificates. Upon completion of the Reincorporation, holders of shares of Common Stock may, but will not be required to, surrender their certificates representing Common Stock in exchange for certificates representing Delaware Common Stock. Upon consummation of the Reincorporation, certificates representing shares of Common Stock will be deemed to represent the same number of shares of Delaware Common Stock as reflected on such certificates immediately prior to the Reincorporation. Do not send stock certificates to the Company with your proxy.

         Employee Plans. The Company's employee benefit plans (the "Plans") will each be continued by PH Delaware following the Reincorporation. Approval of the proposed Reincorporation will result in the adoption and assumption of the Plans by PH Delaware. As a result of the assumption by PH Delaware of the Plans, all outstanding options to acquire shares of Common Stock will be converted into options to acquire shares of Delaware Common Stock without any change in the terms or conditions of the options.

         Accounting Treatment of the Merger. In accordance with generally accepted accounting principles, the Company expects that the Reincorporation will be accounted for as a reorganization of entities under common control at historical cost in a manner similar to a pooling of interests. Under this accounting method, the assets and liabilities of the combining entities will be carried forward at their recorded historical book values.

         Federal Income Tax Consequences. The Reincorporation is intended to be tax free under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by the holders of shares of Common Stock as a result of the Reincorporation, and no gain or loss will be recognized by the Company or PH Delaware. Each former holder of shares of Common Stock will have the same tax basis in Delaware Common Stock received by such holder pursuant to the Reincorporation as such holder had in the shares of Company Common Stock held by such holder at the Effective Time. Each stockholder's holding period with respect to Delaware Common Stock will include the period during which such holder held the shares of Company Common Stock, so long as the latter were held by such holder as a capital asset at the Effective Time. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the Reincorporation.

         The foregoing is only a summary of certain federal income tax consequences. Shareholders should consult their own tax advisors regarding the federal tax consequences of the Reincorporation as well as any consequences under the laws of any other jurisdiction.

DISSENTERS' APPRAISAL RIGHTS

         Under the Ohio Law, holders of record of shares of Common Stock who properly exercise and perfect dissenters' rights with respect to the Reincorporation will have the right to receive the "fair cash value" of their shares (excluding any appreciation or depreciation in market value resulting from the Reincorporation). In order to exercise such rights, shareholders must comply with the procedural requirements of Section 1701.85 of the Ohio Law, the full text of which is attached to this Proxy Statement as Appendix D. Failure to vote against the Reincorporation Proposal will not constitute a waiver of dissenters' appraisal rights. However, failure to take any of the steps required under Section 1701.85 on a timely basis may result in the loss of dissenter's rights.

         The following discussion is not a complete statement of the law pertaining to dissenting shareholder rights under the Ohio law and is qualified in its entirety by the full text of Section 1701.85.

         Shareholders of the Company who (i) are shareholders of record on the Record Date, (ii) do not vote in favor of the Reincorporation, and (iii) who, within 10 days after the date of the vote on the Reincorporation is taken, deliver written demand in compliance with the provisions of Section 1701.85(A)(2) of the Ohio Law, will be entitled to receive the fair cash value of the shares that were not voted in favor of the Reincorporation (the "Dissenting Shares"). A vote against the Reincorporation Proposal will not satisfy the notice requirement. The written demand must set forth the shareholder's address, the number and class of shares as to which the stockholder seeks relief and the amount the shareholder claims as the fair cash value of the Dissenting Shares. Shareholders will not be notified of the expiration of the 10-day notice period. However, if the vote on the Reincorporation Proposal is held as scheduled on June 4, 2001, then the 10-day period would end on June 14, 2001.

         If the Company receives a written demand from a shareholder seeking the fair cash value of Dissenting Shares, it may request delivery of the certificate or certificates that represent the Dissenting Shares. The dissenting shareholder must deliver the certificate or certificates representing the Dissenting Shares to the Company within 15 days of the date of its request therefor or the shareholder's rights with respect to the Dissenting Shares will terminate. If the certificate or certificates representing the Dissenting Shares are delivered to the Company, it must promptly endorse the certificates with a legend to the effect that a demand for the fair cash value for the Dissenting Shares has been made and return the certificates to the dissenting shareholder.

         If the Company (or PH Delaware, after the Reincorporation has been effected) and the dissenting shareholder cannot agree on the fair cash value of the Dissenting Shares, then either may, within three months after the date of the service of the demand for fair cash value was made by the dissenting shareholder, file a complaint in the court of common pleas of the county in which the principal office of the Company was located when the Reincorporation Proposal was adopted by the shareholders of the Company, i.e., the Franklin County, Ohio Court of Common Pleas. The court will first make a determination if the dissenting shareholder is entitled to receive the fair cash value of the Dissenting Shares. If the court determines that the dissenting shareholder is entitled to fair cash value of the Dissent-ing Shares, the court will appoint an appraiser or appraisers to make a finding as to the fair cash value of the Dissenting Shares.

         The fair cash value will be determined based on what a willing seller who is under no compulsion to sell would be willing to accept and that which a willing buyer who is under no compulsion to purchase would be willing to pay for the Dissenting Shares. In no event will the fair cash value exceed the amount stated in the written demand by the dissenting shareholder. In computing the fair cash value, any appreciation or depreciation in the market value resulting from the Reincorporation will be excluded.

         The fair cash value that is agreed upon between the parties or that is determined by the court shall be paid within 30 days after the date of the final determination of such value or the consummation of the Reincorporation, whichever occurs last. Payment will be made only upon and simultaneously with the surrender of the certificate or certificates representing the Dissenting Shares.

         The costs of the action, including reasonable compensation to the appraisers, will be fixed by the court and will be assessed or apportioned as the court considers equitable.

         A shareholder's right to receive the fair cash value of the Dissenting Shares terminates if (i) the dissenting shareholder does not strictly comply with the requirements of Section 1701.85, (ii) the Reincorporation is abandoned,
(iii) the dissenting shareholder withdraws the demand for fair cash value, or
(iv) the Company (or PH Delaware) and the dissenting shareholder have not come to an agreement regarding the fair cash value of the Dissenting Shares and neither has filed a complaint with the court of common pleas within the time period described in Section 1701.85(B).

         Failure to follow the steps required by Section 1701.85 of the Ohio Law for perfecting dissenting shareholder rights may result in the loss of such rights, in which event a shareholder of the Company will be entitled to receive the consideration to be issued with respect to such shares in accordance with the Reincorporation Agreement.

               COMPARISON OF RIGHTS OF SHAREHOLDERS OF THE COMPANY
                         AND STOCKHOLDERS OF PH DELAWARE

         General. Upon consummation of the Reincorporation, the shareholders of the Company will become stockholders of PH Delaware, and their rights as stockholders will be governed by the Delaware Certificate and the Delaware Bylaws. The Delaware Certificate and the Delaware Bylaws differ in certain respects from the Ohio Articles and Ohio Regulations. In addition, the rights of PH Delaware stockholders will be governed by the Delaware Law, while the rights of the Company's shareholders are currently governed by the Ohio Law. The Delaware Law and the Ohio Law differ in many respects, and consequently it is not practical to summarize all of such differences.

         The following is a summary of significant differences between the Ohio Articles, Ohio Regulations and applicable provisions of the Ohio Law, on the one hand, and the Delaware Certificate, Delaware Bylaws and applicable provisions of the Delaware Law, on the other. This discussion is not intended to be complete and is qualified in its entirety by reference to the Delaware Certificate and the Delaware Bylaws, attached as Appendixes B and C hereto. Shareholders are urged to read the full text of the Delaware Certificate and Delaware Bylaws. Copies of the Ohio Articles and Ohio Regulations have been attached as exhibits to the Company's filings with the Securities and Exchange Commission, are available for inspection at the principal executive offices of the Company and will be sent to holders of Common Stock upon request.

         Amendment of Charter Documents. The Delaware Law requires approval by holders of a majority of the voting power of the Delaware Common Stock in order to amend the Delaware Certificate.

         To amend an Ohio corporation's articles of incorporation, the Ohio Law requires the approval of shareholders holding two-thirds of the voting power of the corporation, or, in cases in which class voting is required, of shareholders holding two-thirds of the voting power of such class, unless otherwise specified in such corporation's articles of incorporation. The Ohio Articles specify that the holders of a majority of the voting power of the Company, or, when appropriate, any class of shareholders, may amend the Ohio Articles. See "--Mergers, Acquisitions and Certain Other Transactions."

         Amendment and Repeal of Bylaws and Code of Regulations. Under the Delaware Law, holders of a majority of the voting power of a corporation and, when provided in the certificate of incorporation, the directors of the corporation, have the power to adopt, amend and repeal the Bylaws of a corporation. The Delaware Certificate grants the board of directors such power.

         The Ohio Law provides that only shareholders of a corporation have the power to amend and repeal a corporation's code of regulations. The Ohio Regulations may only be amended by the affirmative vote of a majority of the voting power represented by the outstanding voting stock of the Company present in person or by proxy at an annual or special meeting called for such purpose, or, in the case of amendments adopted by written consent of shareholders, by the written consent of the holders of shares entitling them to exercise two thirds of the voting power represented by the outstanding voting stock of the Company.

         Classified Board of Directors. The Company's directors are elected annually for terms of three years. The Delaware Certificate will not provide for staggered terms and directors will be elected for one year terms.

         If the Reincorporation Proposal is approved, the directors of the Company who are elected at the annual meeting of shareholders will continue as the directors of PH Delaware after the Reincorporation is consummated for a term of one year and until their successors have been duly elected.

         Removal of Directors. The Delaware Law provides that unless otherwise specified in its certificate of incorporation, directors of a company that has a classified board may be removed from office by the holders of a majority of the voting power of all outstanding voting stock only for cause. The Delaware Certificate will not provide for a classified board and further provides that directors may be removed with or without cause by the affirmative vote of the holders of a majority of PH Delaware's voting stock; therefore, directors of PH Delaware may be removed for any reason or for no reason, by the requisite affirmative vote of stockholders of at least 50% of the voting power of the shares of capital stock entitled to vote generally in the election of directors.

         The Ohio Law provides that, unless the governing documents of a corporation provide otherwise, directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the voting power of the corporation with respect to the election of directors. Company directors serve for three-year terms and one class of the Board of Directors is elected annually. Under the Ohio Regulations, directors may be removed with or without cause.

         Vacancies on the Board. The Delaware Law provides that, unless the governing documents of a corporation provide otherwise, vacancies and newly created directorships resulting from a resignation or any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office. The Delaware Certificate provides that newly created directorships resulting from any increase in the number of directors and any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by a sole remaining director.

         The Ohio Law provides that, unless the governing documents of a corporation provide otherwise, vacancies on the board of directors may be filled by a majority of the remaining directors of a corporation. The Company Regulations provide that, except in cases where a director is removed and such director's successor is elected by the shareholders, the remaining directors may, by a vote of a majority of their number, fill any vacancy for the unexpired term.

         Capitalization. The authorized capitalization of PH Delaware consists of 4,000,000 shares of common stock, par value $.001 per share.

         The authorized capitalization of the Company consists of 12,500,000 shares, of which 10,000,000 shares are Common Stock and 2,500,000 shares are preferred shares without par value. The Company's Board of Directors has the authority at any time and from time to time, to establish and designate one or more series of preferred shares, to fix the designation and authorized number of shares of each series and the express terms of each such series, to the full extent permitted by the Ohio Law.

         Right to Call Special Meetings of Shareholders. The Delaware Law permits special meetings of stockholders to be called by the board of directors and such other persons, including stockholders, as the certificate of incorporation or bylaws may provide. The Delaware Law does not require that stockholders be given the right to call special meetings. The Delaware Certificate provides that special meetings of stockholders of the corporation may be called by the Chairman of the Board, President, by a majority of the board of directors or by owners of 40% of the shares entitled to vote generally in the election of directors.

         Under the Ohio Law, the holders of at least 25% of the outstanding shares of a corporation, unless the corporation's code of regulations specifies another percentage, which may in no case be greater than 50%, the directors, by action at a meeting or a majority of the directors acting without a meeting, the chairman of the board, the president or, in case of the president's death or disability, the vice president authorized to exercise the authority of the president, have the authority to call special meetings of shareholders. The Company Regulations expressly provide that special meetings of shareholders may be called by the President, the Chairman of the Board, a majority of the directors, or by shareholders holding 25% or more of the voting power of the then-outstanding shares entitled to vote.

         Advance Notice Provisions. The Delaware Certificate requires advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders in the manner provided by the Delaware Bylaws (the "Advance Notice Provisions"). The Delaware Bylaws require that certain detailed procedures be followed in order for stockholders to nominate candidates for election as directors or to bring other business before meetings of the stockholders, including a detailed notice procedure with regard to the nomination, other than by or at the direction of the Board, of candidates for election as directors (the "Nomination Procedure") and with regard to stockholder proposals to be brought before an annual meeting of stockholders (the "Business Procedure").

         The Business Procedure provides that stockholder proposals must be submitted in writing in a timely manner in order to be considered at any annual meeting of stockholders. Under the Business Procedure, notice relating to a stockholder proposal must contain certain information about the proposal and about the stockholder who proposes to bring the proposal before the meeting. The Nomination Procedure provides that only persons who are nominated by or at the direction of the Board, or by a stockholder who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors. Under the Nomination Procedure, notice to PH Delaware from a stockholder who proposes to nominate a person at a meeting for election as a director must contain certain information about that person, including age, business and residence addresses, principal occupation, the class and number of shares of PH Delaware Common Stock or other capital stock beneficially owned, the consent of the person to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person.

         The Ohio Articles and Ohio Regulations do not contain any provisions comparable to the Advance Notice Provisions set forth in the Delaware Bylaws.

         Shareholder Action Without a Meeting. The Delaware Law provides that, unless otherwise provided in the certificate of incorporation, any action that may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of common stock having not less than the minimum number of votes otherwise required to approve such action at a meeting of stockholders consent to the action in writing. The Delaware Certificate provides that any action required or permitted to be taken by the stockholders may be taken at a meeting of stockholders or taken without a meeting, without prior notice and without a vote, if the holders of common stock having not less than the minimum number of votes otherwise required to approve such action at a meeting of stockholders consent to the action in writing.

         Under the Ohio Law and the Company Regulations, any action that may be taken by shareholders at a meeting may be taken without a meeting with the unanimous written consent of all shareholders entitled to vote thereat.

         Cumulative Voting. Under the Delaware Law, stockholders do not have the right to cumulate their votes in the election of directors unless such right is granted in the certificate of incorporation. The Delaware Certificate does not grant such rights.

         Under the Ohio Law, unless the articles of incorporation are amended to eliminate cumulative voting for directors following their initial filing with the Secretary of State of the State of Ohio, each shareholder has the right to vote cumulatively in the election of directors if certain notice requirements are satisfied. The Ohio Articles have eliminated the right to vote cumulatively in the election of directors.

         Provisions Affecting Business Combinations; Fair Price Provisions.
Section 203 of the Delaware Law provides generally that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested stockholder") may not engage in a wide range of "business combinations" with the corporation for a period of three years following the date the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to that acquisition date, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding shares owned by persons who are directors and also officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder. Under the Delaware Law, a corporation may choose not to be subject to Section 203 by so specifying in its certificate of incorporation. In addition, unless a corporation affirmatively elects to be governed by Section 203, Section 203 does not apply to a corporation that does not have a class of stock that is (1) listed on a national securities exchange, (2) authorized for quotation on The Nasdaq Stock Market, or (3) held of record by more than 2,000 stockholders. PH Delaware is not expected to meet any of these standards at the time of the Reincorporation. The Delaware Certificate is silent as to Section 203. Accordingly, unless PH Delaware amends the Delaware Certificate so as to elect to be subject to Section 203, PH Delaware will not be subject to Section 203 until such time as it meets one of the three standards mentioned above.

         Chapter 1704 of the Ohio Law provides that, unless the articles of incorporation or code of regulations of a corporation otherwise provide, an "issuing public corporation" may not engage in a "Chapter 1704 transaction" for three years following the date on which a person becomes an "interested shareholder" with that interested shareholder unless the Chapter 1704 transaction is approved by the corporation's board of directors prior to the time the person becomes an interested shareholder. "Chapter 1704 transactions" include mergers, consolidations, combinations, liquidations, recapitalizations and other transactions involving 5% or more of the assets or shares of the issuing public corporation or 10% or more of its earning power. After the initial three-year moratorium such transactions are prohibited absent approval by disinterested shareholders or unless the transaction meets certain statutorily defined fair price provisions. The Ohio Articles do not provide otherwise.

         Control Share Acquisitions. Under Section 1701.831 of the Ohio Law (the "Ohio Control Share Statute"), unless the articles of incorporation or code of regulations of a corporation otherwise provide, any control share acquisition of an "issuing public corporation" can only be made with the prior approval of the corporation's shareholders. A control share acquisition for purposes of Section 1701.831 of the Ohio Law is defined as any acquisition of shares of a corporation that, when added to all other shares of that corporation owned by the acquiring person, would enable that person to exercise levels of voting power in any of the following ranges: at least 20% but less than 33 1/3%; at least 33 1/3% but less than 50%; or 50% or more. The Ohio Articles provide that the Ohio Control Share Statute does not apply to the Company.

         Neither the Delaware Law nor the Delaware Certificate contains a comparable provision.

         Mergers, Acquisitions and Certain Other Transactions. The Delaware Law requires approval of mergers, consolidations and dispositions of all or substantially all of a corporation's assets (other than so-called "parent-subsidiary" mergers) by a majority of the voting power of the corporation, unless the certificate of incorporation specifies a different percentage. The Delaware Certificate does not provide for a different percentage. The Delaware Law does not require stockholder approval for majority share acquisitions or for combinations involving the issuance of less than 20% of the voting power of the corporation, except for "business combinations" subject to Section 203 of the Delaware Law. In addition, in certain circumstances, the Delaware Law permits corporations to adopt a holding company structure without stockholder consent. PH Delaware may utilize these provisions of the Delaware Law in the future although it has no present plan to do so.

         Under the Ohio Law, a merger or consolidation by an Ohio corporation generally requires the affirmative vote of holders of shares representing at least two-thirds of the voting power of the corporation unless the corporation's articles of incorporation provide for approval by a different proportion not less than a majority. The Ohio Articles require approval of a majority of the outstanding shares for such transactions.

         Constituencies Provisions. Section 1701.59 of the Ohio Law permits a director, in determining what such director reasonably believes to be in the best interests of the corporation, to consider, in addition to the interests of the corporation's shareholders, any of the following: (i) the interests of the corporation's employees, suppliers, creditors, and customers, (ii) the economy of the state and nation, (iii) community and societal considerations, and (iv) the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

         The Delaware Law and the Delaware Certificate contain no comparable provision.

         Rights of Dissenting Shareholders. Under the Delaware Law, appraisal rights are available to dissenting stockholders in connection with certain mergers or consolidations. However, unless the certificate of incorporation otherwise provides, the Delaware Law does not provide for appraisal rights (i) with respect to shares of a corporation that are listed on a national securities exchange or designated as a national market system security on an interdealer quotations system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders (as long as the stockholders receive in the merger shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as a national market systems security on an interdealer quotations system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders) or (ii) if the corporation is the surviving corporation and no vote of its stockholders is required for the merger. The Delaware Certificate does not provide otherwise. The Delaware Law does not provide appraisal rights to stockholders who dissent from the sale of all or substantially all of a corporation's assets or an amendment to the corporation's certificate of incorporation, although a corporation's certificate of incorporation may so provide. The Delaware Certificate does not provide otherwise. Under the Delaware Law, among other procedural requirements, a stockholder's written demand for appraisal of shares must be received before the taking of the vote on the matter giving rise to appraisal rights.

         Under the Ohio Law, dissenting shareholders are entitled to appraisal rights in connection with the lease, sale, exchange, transfer or other disposition of all or substantially all of the assets of a corporation and in connection with certain amendments to the corporation's articles of incorporation. Shareholders of an Ohio corporation being merged into or consolidated with another corporation are also entitled to appraisal rights. In addition, shareholders of an acquiring corporation are entitled to appraisal rights in any merger, combination or majority share acquisition in which such shareholders are entitled to voting rights. The Ohio Law provides shareholders of an acquiring corporation with voting rights if the acquisition involves the transfer of shares of the acquiring corporation entitling the recipients thereof to exercise one-sixth or more of the voting power of such acquiring corporation immediately after the consummation of the transaction. Under the Ohio Law, a shareholder's written demand for an appraisal must be delivered to the corporation not later than ten days after the taking of the vote on the matter giving rise to appraisal rights. See "Dissenters' Appraisal Rights."

         Dividends. Both the Delaware Law and the Ohio Law provide that dividends may be paid in cash, property or shares of a corporation's capital stock. The Delaware Law provides that a corporation may pay dividends out of any surplus, and, if it has no surplus, out of any net profits for the fiscal year in which the dividend was declared or for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets). The Ohio Law provides that a corporation may pay dividends out of surplus and must notify its shareholders if a dividend is paid out of capital surplus.

         Preemptive Rights of Shareholders. The Delaware Law provides that no stockholder shall have preemptive rights to purchase additional securities of the corporation unless the certificate of incorporation expressly grants such rights. The Delaware Certificate does not provide for preemptive rights.

         The Ohio Law provides that, subject to certain limitations and conditions contained in the Ohio Law and unless the articles of incorporation provide otherwise, shareholders shall have preemptive rights to purchase additional securities of the corporation. The Ohio Articles expressly eliminate any preemptive rights.

         Director Liability and Indemnification. The Delaware Law allows a Delaware corporation to include in its certificate of incorporation, and the Delaware Certificate contains, a provision eliminating the liability of a director for monetary damages for a breach of such director's fiduciary duties as a director, except liability (i) for any breach of the director's duty of loyalty to the corporation's stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law,
(iii) under Section 174 of the Delaware Law (which deals generally with unlawful payments of dividends, stock repurchases and redemptions), and (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Law requires that a director, officer, employee or agent of PH Delaware (collectively, "Indemnitee"), in order to be indemnified, must have acted in good faith and in a manner reasonably believed to be not opposed to the best interests of PH Delaware, and, with respect to any criminal action or proceeding, did not have reasonable cause to believe that his or her conduct was unlawful. The Delaware Law also provides that the indemnification provisions of the statute are not exclusive of any other rights which a person seeking indemnification may have or later acquire under any statute, provision of the Delaware Certificate and Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise. In addition, the Delaware Law provides that a corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation has the power to indemnify such person against such expense, liability or loss under the Delaware Law. The Delaware Certificate provides that PH Delaware will indemnify each Indemnitee to the full extent permitted by the Delaware Law or any other applicable laws as presently or hereafter in effect against all liabilities (including expenses), imposed or reasonably incurred by such Indemnitee in connection therewith. The Delaware Bylaws provides that expenses incurred by a director or officer in defending an action, suit or proceeding may be paid by PH Delaware upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that he is not entitled to be indemnified by PH Delaware. The Delaware Bylaws and the Delaware Law also provide that the indemnification provisions of the Delaware Bylaws and the statute are not exclusive of any other right to which a person seeking indemnification and advancement of expenses may be entitled under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. The Delaware Bylaws expressly provide for the power to maintain insurance with respect to any expense liability or loss.

         There is no comparable provision under the Ohio Law limiting the liability of officers, employees or agents of a corporation, and the Ohio Articles contain no such provision. However, the Ohio Law has codified the traditional business judgment rule. The Ohio Law provides that the business judgment presumption of good faith may only be overcome by clear and convincing evidence that an action or failure to act was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation. Further, the Ohio Law provides specific statutory authority for directors to consider, in addition to the interests of the corporation's shareholders, other factors such as the interests of a corporation's employees, suppliers, creditors and customers; the economy of the state and nation; community and societal considerations; the long-term and short-term interests of the corporation and its shareholders; and the possibility that these interests may be best served by the continued independence of the corporation. See "Constituencies Provisions." Under the Ohio Law, Ohio corporations are permitted to indemnify directors, officers, employees and agents within prescribed limits and must indemnify them under certain circumstances. The Ohio Law does not authorize payment by a corporation of judgments against a director, officer, employee or agent after a finding of negligence or misconduct in a derivative suit absent a court order. Indemnification is required, however, to the extent such person succeeds on the merits. In all other cases, if it is determined that a director, officer, employee or agent acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, indemnification is discretionary, except as otherwise provided by a corporation's articles of incorporation, code of regulations or by contract, except with respect to the advancement of expenses of directors (as discussed below). The Ohio Regulations provide that the Company shall indemnify directors, officers, employees and agents to the extent permitted by law against costs incurred in connection with any threatened, pending or completed claim, action, suit or proceeding because of such person's service as a director, officer, employee or agent of the Company. The Ohio Law provides that a director (but not an officer, employee, or agent) is entitled to mandatory advancement of expenses, including attorneys' fees, incurred in defending any action, including derivative actions, brought against the director, provided that the director agrees to cooperate with the corporation concerning the matter and to repay the amount advanced if it is proved by clear and convincing evidence that such director's act or failure to act was done with deliberate intent to cause injury to the corporation or with reckless disregard for the corporation's best interests. The statutory right to indemnification is not exclusive in Ohio, and Ohio corporations may, among other things, purchase insurance to indemnify those persons.

         Shareholder Rights Plans. Neither the Company nor PH Delaware has implemented a shareholder rights plan, but either corporation could do so without further action of its shareholders.

ANTI-TAKEOVER IMPLICATIONS

         Delaware, like many other states, permits a corporation to adopt a number of measures that are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company or to obtain representation on the Board of Directors.

         However, certain provisions of the Delaware Law, the Delaware Certificate and the Delaware Bylaws have anti-takeover implications. In particular the Advance Notice Procedures contained in the Delaware Bylaws may have the effect of precluding or making more difficult a stockholder nomination for the election of directors or the submission by stockholders of proposals, including proposals related to takeovers, at a particular stockholders meeting because of the technical requirements of the procedures to be followed.

         For a detailed discussion of material changes that will be implemented as part of the proposed Reincorporation, see "Comparison of Rights of Shareholders of the Company and Stockholders of PH Delaware" above.

         The Company's Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because:

o a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

o a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and

o a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all stockholders the opportunity to receive the same economic benefits.

         By contrast, in a transaction in which an acquirer must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of its business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in its business not yet reflected in the stock price and equality of treatment of all stockholders.

         Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but which a majority of the stockholders may deem to be in their best interest or in which stockholders may receive a substantial premium for their shares over the then current market value or over their cost basis in the shares. As a result, stockholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that the provisions enable the Board of Directors to resist a takeover or a change in control, they could make it more difficult to change the existing Board of Directors and management.

         In addition to the provisions described above, other provisions of the Delaware Certificate and Delaware Bylaws may have anti-takeover implications. In light of the holdings of Phoenix, a takeover of the Company may not be practicable.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE REINCORPORATION.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. To the Company's knowledge, based solely on a review of the Forms 3, 4 and 5 submitted to the Company during and with respect to fiscal 2000, the following persons filed Forms 5 but failed to file such forms on a timely basis: Charles T. Sherman reported purchases aggregating 6,975 shares; Kenneth Warren, Company counsel, reported the issuance to him by the Company of 250 shares; Terry Sanborn and Bob Binsky, outside directors, reported the issuance to each of them of 250 shares as directors fees; Thomas Golden reported a purchase of 300 shares from the Company's Stock Purchase Plan; Michael W. Gardner reported a 10,000 share stock option grant awarded in February 1999, and Kenneth Furlong reported purchases of 2,784 shares from the Company's Stock Purchase Plan. Mr. Golden failed to file a Form 3 at the time of his election to office. He owned no shares at such time.

                             INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company agreed to dismiss, effective November 29, 2000, the accounting firm of Deloitte & Touche LLP ("D&T"), which had served as independent public accountants for the Company from July 21, 1998 to and until November 29, 2000. At the same time, the Company appointed the accounting firm of GBQ Partners LLC ("GBQ") to serve as independent public accountants for the Company effective December 1, 2000.

         The report of D&T on the financial statements for the fiscal year ended December 31, 1999 and the report of GBQ on the financial statements for the fiscal year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles. However, both reports included a comment regarding the uncertainty related to the Company's ability to continue as a going concern.

         There were no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the fiscal year ended December 31, 1999, or in the interim period of January 1, 2000 through November 29, 2000, which disagreements, if not resolved to the satisfaction of D&T would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

         GBQ has been retained as the Company's independent accountants for the 2001 fiscal year. A representative of GBQ is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of shareholders.

AUDIT FEES

         The aggregate fees billed by GBQ for professional services rendered for the audit of the Company's annual financial statements for fiscal 2000 and the reviews of the financial statements included in the Company's Forms 10-QSB for fiscal 2000 by D&T were $45,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Neither GBQ nor D&T rendered any professional services to the Company in 2000 with respect to financial information systems design and implementation.

ALL OTHER FEES

         There were no fees billed for professional services by GBQ or D&T other than the services covered above, for fiscal 2000.

         The Board of Directors has considered the provision of the services described above and determined that the provision of such services is compatible with maintaining the independence of GBQ. None of the hours expended in GBQ's engagement to audit the Company's financial statements for fiscal 2000 was attributable to work performed by persons other than its full-time, permanent employees.

                                 OTHER BUSINESS

         The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. If, however, any other matters are properly brought before the meeting, it is intended that the person named in the enclosed Proxy will vote the shares represented thereby in accordance with his best judgment.

                            SHAREHOLDER PROPOSALS FOR
                     PROXY STATEMENT FOR NEXT ANNUAL MEETING

         Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. To be included in the proxy statement for the Company's next Annual Meeting of Stockholders, stockholder proposals must be received by the Company at its principal executive office no later than January 21, 2002 and must otherwise comply with the requirements of Rule 14a-8. In addition, the Delaware Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in PH Delaware's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of PH Delaware not later than 120 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at PH Delaware's next Annual Meeting of Stockholders, such a proposal must be received by PH Delaware no later than February 4, 2002. However, if the date of PH Delaware's next Annual Meeting of Stockholders is more than 60 days earlier or more than 90 days later than the date of the immediately preceding Annual Meeting (i.e., prior to April 5, 2002 or September 3, 2002), then notice must be received no earlier than 120 days prior to such annual meeting and no later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of such meeting is made, which ever comes first. All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, should be sent to the Secretary of the Company at 2242 CityGate Drive, Columbus, Ohio 43219.

                                             By order of the Board of Directors



                                             Charles T. Sherman
                                             President

 Dated:  May 10, 2001

                                                                     APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger (the "Agreement") is entered into as of this ____ day of April, 2001, between PH Group Inc., an Ohio corporation ("PH Ohio"), and PH Group Inc., a Delaware corporation ("PH Delaware"). PH Ohio and PH Delaware are sometimes hereinafter referred to collectively as the "Constituent Corporations."

                                    RECITALS

         A. PH Ohio is a corporation organized on March 3, 1964 and validly existing under the laws of the State of Ohio and is authorized to issue (i) 10,000,000 shares of common stock, without par value (the "Ohio Common Stock"), of which 1,981,148 shares are issued and outstanding, and (ii) 2,500,000 shares of preferred stock, without par value, none of which is issued and outstanding.

         B. PH Delaware is a corporation organized on April __, 2001 and validly existing under the laws of the State of Delaware and is authorized to issue 4,000,000 shares of common stock, each having a par value of $001 (the "Delaware Common Stock"), of which 100 shares are issued and outstanding and are owned by PH Ohio.

         C. The boards of directors of each of PH Ohio and PH Delaware and the stockholder of PH Delaware have approved the merger of PH Ohio with and into PH Delaware (the "Merger") pursuant to the General Corporation Law of the State of Ohio (the "OGCL") and the General Corporation Law of the State of Delaware (the "DGCL") in a transaction qualifying as a reorganization within the meaning of
Section 368(a)(l)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), substantially on the terms and conditions contained in this Agreement, in order to change the jurisdiction of incorporation of PH Ohio from Ohio to Delaware.

         D. The Board of Directors of PH Ohio has determined to submit this Agreement to the stockholders of PH Ohio for their approval at the annual meeting of PH Ohio stockholders to be held on June 4, 2001.

                             STATEMENT OF AGREEMENT

         In consideration of the foregoing and the mutual promises contained herein, the parties hereto adopt and agree to the following agreements, terms and conditions relating to the Merger and the mode of carrying the same into effect.

         1. MERGER. In accordance with the provisions of this Agreement, the OGCL and the DGCL, at the Effective Time (as such term is defined in Section 4) PH Ohio shall be merged with and into PH Delaware. PH Delaware shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware. At the Effective Time, the separate corporate existence of PH Ohio shall cease. All properties, franchises and rights belonging to PH Ohio and PH Delaware, by virtue of the Merger and without further act or deed, shall be deemed to be vested in the Surviving Corporation, which shall thenceforth be responsible for all the liabilities and obligations of each of PH Ohio and PH Delaware.

         2. ADDRESS OF SURVIVING CORPORATION. The address of the registered office of the Surviving Corporation within the state of Delaware shall be c/o Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

         3. DISSENTING SHARES OF PH OHIO. Notwithstanding anything in this Agreement to the contrary, shares of Ohio Common Stock that are outstanding immediately prior to the Effective Time and that are held by shareholders who have not voted such shares in favor of the approval and adoption of this Agreement and who shall have delivered a written demand for appraisal of such shares in the manner provided in Section 1701.85 of the OGCL ("Ohio Dissenting Shares") shall be cancelled and the holders of such shares shall be entitled to payment of the appraised value of such shares in accordance with the provisions of Section 1701.85 of the OGCL; PROVIDED, HOWEVER, that if any holder of Ohio Dissenting Shares (i) shall subsequently deliver a written withdrawal of such holder's demand for appraisal of such shares (subject to the written approval of PH Delaware if such withdrawal is tendered more than 60 days after the Effective
Date), or (ii) fails to perfect or loses such holder's appraisal rights as provided in Section 1701.85 of the OGCL, or (iii) fails to demand payment within the time period provided in Section 1701.85 of the OGCL, then such holder shall forfeit the right to appraisal of such Ohio Dissenting Shares and such shares shall not be deemed to be Ohio Dissenting Shares.

         4. EFFECTIVE TIME. The Merger shall become effective at the time of filing of a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with the provisions of
Section 252 of the DGCL, or at such later time as PH Ohio and PH Delaware shall agree and specify as the effective time in the Certificate of Merger, which Certificate of Merger shall be so filed as soon as practicable. The date and time when the Merger shall become effective are referred to herein as the "Effective Date" and the "Effective Time," respectively.

         5. CONVERSION AND CANCELLATION OF SHARES. The treatment of the shares of Ohio Common Stock and the shares of Delaware Common Stock outstanding at the Effective Time shall be as follows:

         (a) Each share of Ohio Common Stock issued and outstanding at the Effective Time (other than Ohio Dissenting Shares) shall be converted into one share of Common Stock of the Surviving Corporation ("Surviving Corporation Common Stock") which shall thereafter be an issued and outstanding share of Surviving Corporation Common Stock.

         (b) Each share of Delaware Common Stock issued and outstanding on the Effective Date shall be canceled and shall cease to exist.

         (c) After the Effective Date, the conversion and exchange of shares provided for by this Section 5 shall be effected as follows:

                  (i) No certificates for shares of Surviving Corporation Common Stock will be issued to holders of shares of Ohio Common Stock upon consummation of the Merger.

                  (ii) Certificates representing shares of Ohio Common Stock shall upon the consummation of the Merger be deemed for all purposes to represent the number of shares of Surviving Corporation Common Stock receivable in exchange therefor as provided in paragraph (a) of this Section 5.

                  (iii) PH Ohio, as the sole holder of previously outstanding shares of Delaware Common Stock described in paragraph (b) of this Section 5, shall surrender the certificate therefor for cancellation.

         (d) Each option, warrant or right to purchase shares of Ohio Common Stock outstanding immediately prior to the Merger shall by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase a number of shares of Surviving Corporation Common Stock equal to the number of shares of Ohio Common Stock subject to such option, warrant or right to purchase without change in the exercise price therefor or any of the other terms and conditions thereof.

         6. CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of PH Delaware as in effect immediately prior to the Effective Time shall thereafter continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until altered or amended as provided therein or by law.

         7. BYLAWS. The Bylaws of PH Delaware in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until altered, amended or repealed as provided therein or in the Certificate of Incorporation of the Surviving Corporation.

         8. DIRECTORS. The directors of PH Ohio immediately prior to the Effective Time shall be the directors of the Surviving Corporation. Each of such directors shall hold office for a term of one year and until his successor is elected in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation

         9. OFFICERS. The officers of PH Ohio immediately prior to the Effective Time shall be the officers of the Surviving Corporation. Each of such officers shall hold office in accordance with the Bylaws of the Surviving Corporation.

         10. ASSETS AND LIABILITIES. At and after the Effective Date, the Surviving Corporation shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises (both public and private) and all of the property (real, personal and mixed) of each of the Constituent Corporations; all debts due to PH Ohio shall be vested in the Surviving Corporation; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the Constituent Corporations shall be as effectively the property of the Surviving Corporation as they were of the respective Constituent Corporations; the title to any real estate vested by deed or otherwise in PH Ohio shall not revert or be in any way impaired by reason of the Merger, but shall be vested in the Surviving Corporation; all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved, unimpaired, limited in lien to the property affected by such lien at the Effective Date; all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; and the Surviving Corporation shall indemnify and hold harmless the officers and directors of each of the Constituent Corporations against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

         11. FURTHER ASSURANCE OF TITLE. If at any time the Surviving Corporation shall consider or be advised that any acknowledgments or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to the Surviving Corporation any right, title or interest of PH Ohio held immediately prior to the Effective Time, PH Ohio and its proper officers and directors in office at the Effective Time shall and will execute and deliver all such acknowledgments or assurances in law and do all things necessary or desirable to acknowledge or confirm such right, title or interest in the Surviving Corporation as shall be necessary to carry out the purposes of this Agreement, and the Surviving Corporation and its proper officers and directors are fully authorized to take any and all such action in the name of PH Ohio or otherwise.

         12. CONDITIONS TO MERGER. The consummation of the Merger is subject to the satisfaction of the following conditions prior to the Effective Time:

         (a) this Agreement shall have been approved and adopted by the holders of the requisite number of shares of Ohio Common Stock;

         (b)   there shall not be more than 990,574 Ohio Dissenting Shares;

         (c) each of the Constituent Corporations shall have received, or waived receipt of, such licenses, permits, consents, approvals, authorizations, qualifications, and orders of governmental authorities and parties to contracts with the Constituent Corporations as are necessary for consummation of the transactions contemplated by this Agreement; and

         (d) no preliminary or permanent injunction or other order issued by any court of competent jurisdiction preventing the consummation of the Merger shall be in effect.

         13. TERMINATION. This Agreement may be terminated and the Merger and other transactions herein provided for abandoned at any time prior to the Effective Time (whether before or after adoption and approval of this Agreement by the stockholders of PH Ohio) by action of the Board of Directors of PH Ohio if said Board of Directors determines that the consummation of the transactions provided for herein would not, for any reason, be in the best interests of PH Ohio and its stockholders.

         14. DEFERRAL. Consummation of the transactions herein provided for may be deferred by the Board of Directors of PH Ohio for a reasonable period of time if said Board of Directors determines that such deferral would be in the best interests of PH Ohio and its stockholders.

         15. CONSENT TO BE SUED; SERVICE OF PROCESS. The Surviving Corporation hereby agrees to be sued and served with process in the State of Ohio and to the irrevocable appointment of the Secretary of State of the State of Ohio as its agent to accept service of any process in any proceeding in the State of Ohio to enforce against the Surviving Corporation the obligations of PH Ohio or to enforce the rights of any holder of Ohio Dissenting Shares pursuant to Section 3 hereof.

         16. STATUS OF SURVIVING CORPORATION IN STATE OF OHIO. After the Effective Date, the Surviving Corporation intends to transact business in the State of Ohio as a foreign corporation pursuant to the provisions of Section 1703 of the Ohio Revised Code.

         17. TAX TREATMENT. Each of PH Ohio and PH Delaware shall use reasonable efforts to cause the Merger to qualify as a reorganization under the provisions of Section 368 of the Code.

         18. ENTIRE AGREEMENT. This Agreement supersedes all prior oral and written agreements between the parties with respect to the subject matter hereof, and this Agreement sets forth the entire agreement by the parties with respect to the subject matter hereof.

         19. AMENDMENT. This Agreement may not be modified, amended, or terminated, nor may any provision hereof be waived, except by an instrument in writing executed by or on behalf of each party or, in the case of any such waiver, by the party or parties entitled to the benefit of the provision to be waived.

         20. ASSIGNMENT. Neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise transferable by either party, voluntarily, or by operation of law, without the prior written consent of the other party, and any assignment or transfer without such consent shall be null and void.

         21. SEVERABILITY. If any provision of this Agreement is held to be invalid, unlawful, or incapable of being enforced by reason of rule of law or public policy, all other conditions and provisions of this Agreement which can be given effect without such invalid, unlawful or unenforceable provisions shall, nevertheless, remain in fill force and effect.

         22. DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         23. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, by their respective duly authorized officers, on the date first above written

                                PH GROUP INC., an Ohio corporation.


                                By:  /s/ CHARLES T. SHERMAN
                                     -----------------------------------
                                Name:    Charles T. Sherman
                                Title:   President and Chief Executive Officer


                                PH GROUP INC., a Delaware corporation


                                By:  /s/ CHARLES T. SHERMAN
                                     -----------------------------------
                                Name:    Charles T. Sherman
                                Title:   President

                                                                     APPENDIX B

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  PH GROUP INC.
        (pursuant to Section 245 of the Delaware General Corporation law)


The undersigned, being the sole incorporator of PH Group Inc., hereby certifies and sets forth:

         FIRST: The name of the Corporation is PH Group Inc. (the
"Corporation").

         SECOND: The address of the registered office of the Corporation in the State of Delaware is c/o Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is Corporation Trust Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the "GCL").

         FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 4,000,000 shares of Common Stock ("Common Stock"), par value $.001 per share.

         FIFTH: The Corporation shall, to the fullest extent permitted by the GCL, as amended from time to time, and as provided in the bylaws of the Corporation (the "Bylaws"), indemnify and hold harmless any and all persons whom it shall have the power to indemnify pursuant to such provisions from and against any and all liabilities (including expenses) imposed on or reasonably incurred by him or her in connection with any action, suit or other proceeding in which he or she may be involved or with which he or she may be threatened, or other matters referred to in or covered by such provisions both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer of the Company.

         SIXTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived any improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. No amendment or repeal of this Article SIXTH or of Article FIFTH of this Certificate of Incorporation (the " Certificate") shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring at the time of or prior to such amendment or repeal.

         SEVENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

         EIGHTH: For the management of the business and for the conduct of the affairs of the Corporation, it is further provided that in furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered to make, alter, amend or repeal the Bylaws in any manner not inconsistent with the laws of the State of Delaware or this Certificate, subject to the power of the stockholders of the Corporation having voting power to alter, amend or repeal the Bylaws.

         NINTH: Elections of directors at an annual or special meeting of stockholders need not be by written ballot unless the bylaws of the corporation shall otherwise provide. The initial number of directors of the Corporation shall be five. Thereafter, the number of directors of the corporation which shall constitute the whole Board of Directors shall be such as from time to time shall be fixed by or in the manner provided in the Bylaws. Vacancies, including newly created directorships, shall be filled only by a majority of the directors then in office, though less than a quorum (as defined in the Bylaws), or by a sole remaining director. Subject to any limitations imposed by law, the Board of Directors, or any individual director, may be removed from office at any time by the affirmative vote of the holders of at least 50% of the voting power of the shares of capital stock entitled to vote generally in the election of directors.

         TENTH: Actions may be taken by the stockholders of the Corporation at an annual or special meeting of stockholders called in accordance with the Bylaws, or in an action shall be taken by the stockholders by written consent. Special meetings of the stockholders shall be called only by the Chairman of the Board, President, a majority of the Board of Directors, or the holders of at least 40% of the voting power of the shares of capital stock entitled to vote generally in the election of directors.

         ELEVENTH: Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders shall be given in the manner provided in the Bylaws.

         TWELFTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by law, and all rights and powers conferred upon stockholders are subject to this reservation.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation as of April 23, 2001.

                                        /s/   KENNETH J. WARREN
                                        --------------------------------------
                                          Kenneth J. Warren, Sole Incorporator

                                                                      APPENDIX C

                                     BYLAWS

                                       OF

                                  PH GROUP INC.

                                    ARTICLE I
                                     OFFICES

     SECTION 1. PRINCIPAL OFFICE. The principal office of PH Group Inc. (the "Corporation") shall be located at 2241 CityGate Drive, Columbus, Ohio 43219.

     SECTION 2. OTHER OFFICES. The Corporation may have such other offices, either within or without the State of Delaware, as the board of directors of the Corporation (the "Board of Directors" or the "Board") may designate or as the business of the Corporation may require from time to time.

                                   ARTICLE II
                                  STOCKHOLDERS

     SECTION 1. ANNUAL MEETING.

     (a) The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

     (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation no later than the date which is one hundred and twenty (120) calendar days prior to the anniversary date of the previous annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced by more than sixty days or delayed by more than ninety days from such anniversary, notice by the stockholder to be timely must be so received not earlier than the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of(1) the sixtieth day prior to such annual meeting or (2) the tenth day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent of a stockholder proposal. In addition to the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act to the extent such regulations require notice that is different from the notice required above. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b) of Section 1. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

     (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of paragraph (b) of this
Section 1. Such notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Corporation that are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to subitems (ii), (iii) and (iv) of paragraph (b) of this Section 1. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the notice of nomination which pertains to the nominee. No person shall be eligible for election as a director unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

     SECTION 2. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may only be called as provided in this Section 2 by the Chairman of the Board, President, a majority of the Board of Directors or the owners of 40% of the shares entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Except as next provided, notice shall be given as for the annual meeting. Upon receipt of a written request addressed to the Chairman of the Board, the President, Vice President or Secretary, mailed or delivered personally to such office by any person (other than the majority of the Board of Directors) entitled to call a special meeting of stockholders, such officer shall cause notice to be given, to the stockholders entitled to vote, that a meeting will be held at a time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after the receipt of such request. If such notice is not given within 20 days after receipt of such request, the persons calling the meeting may give notice thereof in the manner provided by these Bylaws.

     SECTION 3. PLACE OF MEETINGS. The Board of Directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting. If no designation is made, the place of meeting shall be the principal office of the Corporation.

     SECTION 4. NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice stating the place, date and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall, unless otherwise prescribed by statute, be delivered not less than 10 days or more than 60 days before the date of the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

     SECTION 5. WAIVER OF NOTICE. Notice of a meeting need not be given to any stockholder who submits a written waiver of notice signed by the stockholder as of the time for such meeting. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, need be specified in any written waiver of notice.

     SECTION 6. CLOSING TRANSFER BOOKS OR FIXING OF RECORD. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period, but not to exceed in any case 60 days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders such books shall be closed for at least 21 days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders which may not be more than 60 days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders or of stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof

     SECTION 7. STOCKHOLDER LIST. The Secretary shall prepare or cause to be prepared a complete list of the stockholders entitled to vote at each meeting of stockholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares registered in the name of each stockholder. Such list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

     The stock ledger maintained by the Secretary pursuant to Section 9 of
Article IV of these Bylaws shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

     SECTION 8. CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers if present and acting, in the following order of priority: the Chairman of the Board, if such an officer be elected, the President, a Vice President, or if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the Corporation shall act as secretary of every meeting, but if the Secretary is not present, the chairman of the meeting shall appoint a secretary of the meeting.

     SECTION 9. QUORUM. Except as otherwise provided by statute or by the Certificate of Incorporation, a majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of stockholders for the transaction of business. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of stockholders leaving less than a quorum. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

     SECTION 10. PROXY REPRESENTATION. Every stockholder may authorize another person or persons to act for him or her by proxy in all matters as to which such stockholder is entitled to participate, whether by waiving notice of any meeting, by voting or participating at a meeting, or by expressing consent or dissent without a meeting. Every proxy appointment either executed in writing or conveyed through telegram, cablegram, facsimile, e-mail or other means of electronic transmission shall be signed by the stockholder or by the stockholder's attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if its states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting.

     SECTION 11. VOTING OF SHARES. Each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of directors. Any other action shall be authorized by a majority of the votes cast except as may be otherwise prescribed by statute or by the provisions of the Certificate of Incorporation or these Bylaws. All elections of directors shall be by written ballot.

     SECTION 12. VOTING OF SHARES BY CERTAIN HOLDERS. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the by-laws of such corporation may prescribe or, in the absence of such provision, as the Board of Directors of such corporation may determine.

     Shares held by an administrator, executor, guardian or conservator may be voted by such person either in person or by proxy, without a transfer of such shares into such person's name.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into such person's name, if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

     Shares of its own stock belonging to the Corporation whether or not registered in its name, shall not be deemed to be outstanding at any meeting for purposes of determining the persons entitled to vote and the number of shares outstanding.

     SECTION 13. STOCKHOLDER ACTION WITHOUT MEETING. ACTION may be taken at a meeting of stockholders or taken without a meeting, without prior notice and without a vote, if the holders of common stock having not less than the minimum number of votes otherwise required to approve such action at a meeting of stockholders consent to the action in writing.

                                   ARTICLE III
                               BOARD OF DIRECTORS

     SECTION 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders. The use of the phrase "whole Board" herein refers to the total number of directors which the Corporation would have if there were no vacancies.

     SECTION 2. QUALIFICATIONS AND NUMBER. A director need not be a stockholder or a citizen of the United States. The number of directors shall initially be fixed by the Incorporator. Thereafter, the number of directors constituting the whole Board of Directors may be increased or decreased from time to time by action of the stockholders or of the Board of Directors, except that the number of directors shall not be less than three or more than 15; PROVIDED HOWEVER that as long as the number of stockholders of the Corporation is not more than one then the number of directors may be one.

     SECTION 3. ELECTION AND TERM. The directors shall be elected to serve for one-year terms. Each director elected shall hold office until his successor is elected and qualified.

     SECTION 4. VACANCIES. Any director may resign at any time by written notice to the Corporation. Vacancies, including vacancies occasioned by an increase in the number of directors, may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. Each director so chosen shall hold office until a successor is duly elected and shall qualify or until his earlier death, resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 20% of the total number of the shares at the time outstanding having the right to vote for the election of directors, summarily order an election to be held to fill any such vacancies, or to replace the directors chosen by the directors then in office.

     SECTION 5. REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held without notice immediately after, and at the same place as, the annual meeting of stockholders. The Board of Directors may establish the time and place for the holding of additional regular meetings without notice.

     SECTION 6. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the President or any three directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by them.

     SECTION 7. NOTICE OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings of the Board of Directors for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings of the Board of Directors not less than 24 hours prior to the time fixed for the meeting. Notice need not be given to any director who submits a written waiver of notice signed by such director before or after the time of the meeting. Attendance of any director at a meeting shall constitute a waiver of notice of such meeting, except when such director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in any written waiver of notice.

     SECTION 8. QUORUM. A majority of the directors at the time in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that the number of directors constituting a quorum shall in no case shall be less than one-third of the whole Board. If directors who are less than the number required to constitute a quorum shall be present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

     SECTION 9. PARTICIPATING BY TELEPHONE. Any member or members of the
Board of Directors or of any committee thereof, may participate in a meeting of the Board, or such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

     SECTION 10. MANNER OF ACTING. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     SECTION 11. ACTION WITHOUT A MEETING. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action that may be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so to be taken, shall be signed by all the members of the Board of Directors or committee, as the case may be, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

     SECTION 12. COMPENSATION. The Board of Directors may provide for the payment to each director of the expenses, if any, of the director's attendance at each meeting of the Board of Directors and any committee thereof, a stated salary as a director or a fixed sum for attendance at each meeting of the Board of Directors and any committee thereof or both and/or for such other compensation as the Board of Directors may determine. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 13. REMOVAL OF DIRECTORS. The Board of Directors, or any individual director, may be removed from office at any time only for cause by the affirmative vote of the holders of at least 50% of the outstanding shares entitled to vote for the election of directors.

     SECTION 14. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate director to replace the absent or disqualified member, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another director to act at the meeting in the place of the absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, with the exception of any authority the delegation of which is prohibited by statute, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes of its proceedings and report to the Board of Directors when required by the Board of Directors to do so.

     SECTION 15. INTERESTED DIRECTORS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or the committee thereof which authorizes the contract or transaction, or solely because such person's or persons' votes are counted for such purpose if (i) the material facts as to such person's or persons' relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to such person's or persons' relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV
                                    OFFICERS

     SECTION 1. OFFICERS. The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, one or more Vice Presidents, one or more Assistant Secretaries and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV. Any number of offices may be held by the same person.

     SECTION 2. ELECTION OF OFFICERS. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of
Section 3 or Section 5 of this Article IV, shall be chosen by the Board of Directors (or any committee thereof authorized to do so) and each shall serve at the pleasure of the Board of Directors. The officers shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after the annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as is convenient. Each officer shall hold office until such officer's successor shall have been duly elected and shall have qualified, or until such officer's earlier resignation or removal.

     SECTION 3. SUBORDINATE OFFICERS. The Board of Directors may appoint, and may empower the Chairman of the Board or President to appoint, such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

     SECTION 4. REMOVAL AND RESIGNATION OF OFFICERS. Any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting of the Board of Directors, or, except in case of an officer appointed by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors. Any such removal shall be without prejudice to the rights, if any, of an officer under any contract to which the officer is a party. Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

     SECTION 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

     SECTION 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws. The Chairman of the Board may in addition be designated by the Board of Directors as the chief executive officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this Article IV.

     SECTION 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if such an officer be elected, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. He shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. If the Chairman of the Board is designated the chief executive officer of the Corporation, the President shall have such other powers and duties as may be prescribed by the Board of Directors, the Bylaws, or the Chairman of the Board.

     SECTION 8. VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. Each of the Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed, by the Board of Directors, these Bylaws, the President or the Chairman of the Board.

     SECTION 9. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings.

     The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a stock ledger, or a duplicate stock ledger, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by the Bylaws or by law to be given, and shall keep the seal of the Corporation, if one be adopted, in safe custody, and shall have such other powers and perform such other duties as maybe prescribed by the Board of Directors or by these Bylaws.

     SECTION 10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have the powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

     SECTION 11. SALARIES. The salaries of the officers shall be fixed from time to time by the Board of Directors. No officer shall be prevented from receiving salary by reason of the fact that such officer is also a director of the Corporation.

                                    ARTICLE V
                                    INDEMNITY

     SECTION 1. INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS; INSURANCE.

          (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other entity or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

          (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened or pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other entity or enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the Corporation and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

          (c) To the extent that a director, officer, employee or agent of the Corporation shall be successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Section 1, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection herewith.

          (d) Any indemnification under paragraphs (a) and (b) of this Section 1 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in paragraphs (a) and
               (b). Such determination shall be made with respect to a person who is a director or officer at the time of such determination,
               (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

          (e) Expenses (including attorneys' fees) incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 1. Such expenses incurred by other employees and agents (including attorneys' fees) may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

          (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Section 1 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such persons' official capacity and as to action in another capacity while holding such office.

          (g) The Board of Directors may authorize the Corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other entity or enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against liability under the provisions of this Section 1.

          (h) For the purposes of this Section 1, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other entity or enterprise, shall stand in the same position under the provisions of this
               Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

          (i) For purposes of this Section 1, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Section 1.

          (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 1 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (k) The Court of Chancery of Delaware is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this Section 1 or under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine the Corporation's obligation to advance expenses (including attorneys' fees).

                                   ARTICLE VI
                    CERTIFICATES FOR STOCK AND THEIR TRANSFER

     SECTION 1. CERTIFICATES FOR STOCK. Certificates representing stock of the Corporation shall be in such form as shall be determined by the Board of Directors. Every holder of stock of the Corporation shall be entitled to have a certificate signed, in the name of the Corporation, (i) by the Chairman of the Board of Directors, the President or a Vice President and (ii) by the Chief Financial Officer or the Secretary or the Assistant Secretary of the Corporation, and sealed with the corporate seal certifying the number of shares owned by such person in the Corporation. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and the date of issue, shall be entered on the stock transfer books of the Corporation.

     SECTION 2. TRANSFER OF STOCK. Transfer of stock of the Corporation shall be made on the stock transfer books of the Corporation and only by the holder of record thereof or by such holder's legal representative, who shall furnish proper evidence of authority to transfer, or by such holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation and upon surrender of the certificates therefor for cancellation. All certificates surrendered to the Corporation for cancellation shall be canceled, and no new certificates shall be issued until the former certificate for those shares shall have been surrendered and canceled, except in the case of a lost, stolen or destroyed certificate which shall be issued in accordance with Section 3 of this Article VI.

     SECTION 3. LOST CERTIFICATES. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such person's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to be lost, stolen or destroyed.

     SECTION 4. UNCERTIFICATED STOCK. The Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated stock. Any such resolution shall not apply to shares of stock represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman of the Board of Directors, or the President or Vice President, and by the Chief Financial Officer or the Secretary or an Assistant Secretary of the Corporation representing such shares in certificate form. Any or all the signatures on the certificate may be a facsimile. In case any officer, agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

                                   ARTICLE VII
                               GENERAL PROVISIONS

     SECTION 1. FISCAL YEAR. The fiscal year of the Corporation shall begin on the first day of January and end on the 31st day of December.

     SECTION 2. CORPORATE SEAL. The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation, the state of incorporation, the year of its organization and the words, "Corporate Seal."

                                  ARTICLE VIII
                                   AMENDMENTS

     SECTION 1. These Bylaws may be altered, amended or repealed, in whole or in part, and new Bylaws may be adopted by the stockholders or by the Board of Directors at any regular or special meeting or by unanimous written consent of the Board of Directors. Notice of any alteration, amendment, repeal or the adoption of new Bylaws to be proposed at a meeting of stockholders or the Board of Directors shall be contained in the notice of such meeting of stockholders or Board of Directors, as the case may be. All such amendments adopted at a meeting of stockholders or the Board of Directors shall be approved by the holders of a majority of the shares entitled to vote thereon or by a majority of the whole Board of Directors, as the case may be.

                                                                      APPENDIX D

                                OHIO REVISED CODE
                     TITLE XVII. CORPORATIONS--PARTNERSHIPS
                      CHAPTER 1701. GENERAL CORPORATION LAW
                            MERGER AND CONSOLIDATION

         SECTION 1701.85. RELIEF FOR DISSENTING SHAREHOLDERS; QUALIFICATIONS; PROCEDURES.

         (A) (1) A shareholder of a domestic corporation is entitled to relief as a dissenting shareholder in respect of the proposals described in sections 1701.74, 1701.76, and 1701.84 of the Revised Code, only in compliance with this section.

         (2) If the proposal must be submitted to the shareholders of the corporation involved, the dissenting shareholder shall be a record holder of the shares of the corporation as to which he seeks relief as of the date fixed for the determination of shareholders entitled to notice of a meeting of the shareholders at which the proposal is to be submitted, and such shares shall not have been voted in favor of the proposal. Not later than ten days after the date on which the vote on the proposal was taken at the meeting of the shareholders, the dissenting shareholder shall deliver to the corporation a written demand for payment to him of the fair cash value of the shares as to which he seeks relief, which demand shall state his address, the number and class of such shares, and the amount claimed by him as the fair cash value of the shares.

         (3) The dissenting shareholder entitled to relief under division (C) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.80 of the Revised Code and a dissenting shareholder entitled to relief under division (E) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.801 of the Revised Code shall be a record holder of the shares of the corporation as to which he seeks relief as of the date on which the agreement of merger was adopted by the directors of that corporation. Within twenty days after he has been sent the notice provided in section 1701.80 or 1701.801 of the Revised Code, the dissenting shareholder shall deliver to the corporation a written demand for payment with the same information as that provided for in division (A)(2) of this section.

         (4) In the case of a merger or consolidation, a demand served on the constituent corporation involved constitutes service on the surviving or the new entity, whether the demand is served before, on, or after the effective date of the merger or consolidation.

         (5) If the corporation sends to the dissenting shareholder, at the address specified in his demand, a request for the certificates representing the shares as to which he seeks relief, the dissenting shareholder, within fifteen days from the date of the sending of such request, shall deliver to the corporation the certificates requested so that the corporation may forthwith endorse on them a legend to the effect that demand for the fair cash value of such shares has been made. The corporation promptly shall return such endorsed certificates to the dissenting shareholder. A dissenting shareholder's failure to deliver such certificates terminates his rights as a dissenting shareholder, at the option of the corporation, exercised by written notice sent to the dissenting shareholder within twenty days after the lapse of the fifteen-day period, unless a court for good cause shown otherwise directs. If shares represented by a certificate on which such a legend has been endorsed are transferred, each new certificate issued for them shall bear a similar legend, together with the name of the original dissenting holder of such shares. Upon receiving a demand for payment from a dissenting shareholder who is the record holder of uncertificated securities, the corporation shall make an appropriate notation of the demand for payment in its shareholder records. If uncertificated shares for which payment has been demanded are to be transferred, any new certificate issued for the shares shall bear the legend required for certificated securities as provided in this paragraph.

A transferee of the shares so endorsed, or of uncertificated securities where such notation has been made, acquires only such rights in the corporation as the original dissenting holder of such shares had immediately after the service of a demand for payment of the fair cash value of the shares. A request under this paragraph by the corporation is not an admission by the corporation that the shareholder is entitled to relief under this section.

         (B) Unless the corporation and the dissenting shareholder have come to an agreement on the fair cash value per share of the shares as to which the dissenting shareholder seeks relief, the dissenting shareholder or the corporation, which in case of a merger or consolidation may be the surviving or new entity, within three months after the service of the demand by the dissenting shareholder, may file a complaint in the court of common pleas of the county in which the principal office of the corporation that issued the shares is located or was located when the proposal was adopted by the shareholders of the corporation, or, if the proposal was not required to be submitted to the shareholders, was approved by the directors. Other dissenting shareholders, within that three-month period, may join as plaintiffs or may be joined as defendants in any such proceeding, and any two or more such proceedings may be consolidated. The complaint shall contain a brief statement of the facts, including the vote and the facts entitling the dissenting shareholder to the relief demanded. No answer to such a complaint is required. Upon the filing of such a complaint, the court, on motion of the petitioner, shall enter an order fixing a date for a hearing on the complaint and requiring that a copy of the complaint and a notice of the filing and of the date for hearing be given to the respondent or defendant in the manner in which summons is required to be served or substituted service is required to be made in other cases. On the day fixed for the hearing on the complaint or any adjournment of it, the court shall determine from the complaint and from such evidence as is submitted by either party whether the dissenting shareholder is entitled to be paid the fair cash value of any shares and, if so, the number and class of such shares. If the court finds that the dissenting shareholder is so entitled, the court may appoint one or more persons as appraisers to receive evidence and to recommend a decision on the amount of the fair cash value. The appraisers have such power and authority as is specified in the order of their appointment. The court thereupon shall make a finding as to the fair cash value of a share and shall render judgment against the corporation for the payment of it, with interest at such rate and from such date as the court considers equitable. The costs of the proceeding, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable. The proceeding is a special proceeding and final orders in it may be vacated, modified, or reversed on appeal pursuant to the Rules of Appellate Procedure and, to the extent not in conflict with those rules, Chapter 2505 of the Revised Code. If, during the pendency of any proceeding instituted under this section, a suit or proceeding is or has been instituted to enjoin or otherwise to prevent the carrying out of the action as to which the shareholder has dissented, the proceeding instituted under this section shall be stayed until the final determination of the other suit or proceeding. Unless any provision in division
(D) of this section is applicable, the fair cash value of the shares that is agreed upon by the parties or fixed under this section shall be paid within thirty days after the date of final determination of such value under this division, the effective date of the amendment to the articles, or the consummation of the other action involved, whichever occurs last. Upon the occurrence of the last such event, payment shall be made immediately to a holder of uncertificated securities entitled to such payment. In the case of holders of shares represented by certificates, payment shall be made only upon and simultaneously with the surrender to the corporation of the certificates representing the shares for which the payment is made.

         (C) If the proposal was required to be submitted to the shareholders of the corporation, fair cash value as to those shareholders shall be determined as of the day prior to the day on which the vote by the shareholders was taken and, in the case of a merger pursuant to section 1701.80 or 1701.801 of the Revised Code, fair cash value as to shareholders of a constituent subsidiary corporation shall be determined as of the day before the adoption of the agreement of merger by the directors of the particular subsidiary corporation. The fair cash value of a share for the purposes of this section is the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay, but in no event shall the fair cash value of a share exceed the amount specified in the demand of the particular shareholder. In computing such fair cash value, any appreciation or depreciation in market value resulting from the proposal submitted to the directors or to the shareholders shall be excluded.

         (D) (1) The right and obligation of a dissenting shareholder to receive such fair cash value and to sell such shares as to which he seeks relief, and the right and obligation of the corporation to purchase such shares and to pay the fair cash value of them terminates if any of the following applies:

          (a) The dissenting shareholder has not complied with this section, unless the corporation by its directors waives such failure;

          (b) The corporation abandons the action involved or is finally enjoined or prevented from carrying it out, or the shareholders rescind their adoption of the action involved;

          (c) The dissenting shareholder withdraws his demand, with the consent of the corporation by its directors;

          (d) The corporation and the dissenting shareholder have not come to an agreement as to the fair cash value per share, and neither the shareholder nor the corporation has filed or joined in a complaint under division (B) of this section within the period provided in that division.

         (2) For purposes of division (D)(l) of this section, if the merger or consolidation has become effective and the surviving or new entity is not a corporation, action required to be taken by the directors of the corporation shall be taken by the general partners of a surviving or new partnership or the comparable representatives of any other surviving or new entity.

         (E) From the time of the dissenting shareholder's giving of the demand until either the termination of the rights and obligations arising from it or the purchase of the shares by the corporation, all other rights accruing from such shares, including voting and dividend or distribution rights, are suspended. If during the suspension, any dividend or distribution is paid in money upon shares of such class or any dividend, distribution, or interest is paid in money upon any securities issued in extinguishment of or in substitution for such shares, an amount equal to the dividend, distribution, or interest which, except for the suspension, would have been payable upon such shares or securities, shall be paid to the holder of record as a credit upon the fair cash value of the shares. If the right to receive fair cash value is terminated other than by the purchase of the shares by the corporation, all rights of the holder shall be restored and all distributions which, except for the suspension, would have been made shall be made to the holder of record of the shares at the time of termination.

                                                                      APPENDIX E

                               BOARD OF DIRECTORS
                                       OF
                                 PH GROUP, INC.

                            AUDIT COMMITTEE CHARTER

The Board of Directors of PH Group, Inc. recognizes the primacy of its accountability to shareholders. To aid the Board of Directors in meeting its governance responsibilities, it has established the Audit Committee. It is to be the Board's principal agent in assuring the independence of the Company's external accountants, the integrity of management, and the adequacy of disclosures to shareholders. The duties and responsibilities of the Audit Committee are outlined in this charter.

ARTICLE I. General Guidelines
Section 1. Size and Term of Appointment. The Audit Committee shall consist of not fewer than three independent directors. The Chairman of the Board of Directors shall appoint one of the three independent directors Chairperson. The term of appointment shall be at the discretion of the Board of Directors, but to maintain continuity while bringing a fresh perspective to the work of the Committee, a new member shall be appointed bi-annually.

Section 2. Meetings. The Committee shall meet at least twice during the year. Special meetings shall be called as circumstances require. One of the meetings held should be a private meeting with the independent public accountant.

The Committee shall meet regularly with the Company's general counsel, and outside counsel when appropriate, to discuss legal matters that may have a significant impact on the Company's financial statements.

Section 3. Attendance. Because each member is expected to be an active participant, all Audit Committee members are to be present at all meetings.

Section 4. Reporting to the Board of Directors. The Committee shall report its activities to the full Board on a regular basis, such as after each meeting, so that the Board is kept current. Minutes of each meeting are to be prepared and distributed to Committee members and Company directors.

ARTICLES II. Duties of the Audit Committee
Section 1. General. The Audit Committee needs to be informed and vigilant. It must be given resources and authority adequate to discharge its responsibilities. It must take steps to improve corporate governance and the quality of financial information provided to investors.

Section 2. Specific Responsibilities.
        1. INDEPENDENT PUBLIC ACCOUNTANTS.
           a. A primary responsibility of the Committee shall be the selection of an independent public accountant. Management shall propose the actual selection, with confirmation by the Audit Committee. The selection of the independent public accountant may be based on the following:

               - Opinions on the performance of the public accounting firm by management and the Company's Controller or Internal Auditor.
               - The proposed audit fee and the independent public accountant's engagement letter; also explanation for fee changes.
               - The expected level of participation by the partner and other management personnel in the audit examination, the mix of skills and experience of the staff, and staff rotation policy.
               - If a new public accounting firm if being considered, the steps planned to ensure a smooth and effective transition.
               - The report of the public accounting firm's latest peer review conducted pursuant to a professional quality control program.
               - Any significant litigation problems or disciplinary actions by the SEC or others.
               - The public accounting firm's credentials, capabilities, and reputation and a list of clients in the same industry and geographical area.

          b. The Committee shall communicate to management and the independent public accountant the following:
               - The Board of Directors, as the shareholders' representative, is the auditor's client.
               -   The Board of Directors will expect that management and the independent public accountant perform a timely analysis of significant financial reporting issues and practices.
               - The Audit Committee, together with the full Board, will expect that the Company's management and the independent public accountant deliver their candid views about the most appropriate accounting principles and estimates (not just their acceptability), and the clarity of the related disclosures of financial information that the Company reports publicly.

          c. The Committee shall review with the independent public accountant their annual audit plans. The Committee shall inquire as to the extent to which the planned audit scope can be relied upon to detect fraud or weaknesses in internal controls. If another public accounting firm is to be used during the annual audit or for special projects, the Committee shall be given justification for the additional work as well as understand the scope of the engagement.

          d. A post-audit review by the Committee should encompass the following:
               - Obtain from management explanations for all significant variances in the financial statements between years. The Committee shall then determine whether the data is consistent with the Management's Discussion and Analysis (MD&A) section of the annual report.
               - Request an explanation from management and the independent public accountant of changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, Securities and Exchange Commission and other regulatory bodies, that have an effect on the financial statements.

               - Inquire about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements.
               - Inquire about any significant financial reporting issues discussed during the accounting period, and if so, how they were resolved.
               - Discuss with the independent public accountant and management their qualitative judgments about the appropriateness of accounting principles and financial disclosure practices used or proposed to be adopted by the Company. Specifically, discuss the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.
               - Discuss the independent public accountant's reasoning in determining the appropriateness of changes in accounting principles and disclosure practices. Further, discuss his reasoning for the accounting principles and disclosure practices adopted for new transactions or events.
               - Discuss the independent public accountant's reasoning in accepting or questioning significant estimates made by management.
               - Discuss the independent public accountant's views about how the Company's choices of accounting principles and disclosure practices may affect shareholders and the public's views and attitudes about the Company
               - Meet privately with the independent public accountant to request his opinion on various matters including the quality of financial and accounting personnel and the accounting staff.
               - Ask the independent public accountant what his greatest concerns were, and if he believes anything else should be discussed with the Committee that has not yet been raised or covered.
               - Review the letter of management representations given to the independent public accountant, and inquire whether he encountered any difficulties in obtaining the letter or any specific representations therein.
               - Discuss with management and the independent public accountant the substance of any significant issues raised in-house and outside counsel concerning litigation, contingencies, claims or assessments. The Committee should understand how those matters are reflected in the Company's financial statements.
               - Determine the open years on federal income tax returns and whether there are any significant items that have been or might be disputed by the IRS, and inquire as to the status of the related tax reserves.
               - Review with management the MD&A section of the annual report and ask the extent to which the independent public accountant reviewed the MD&A section. The Committee shall inquire of the independent public accountant if the other sections of the annual report to shareholders are consistent with the information reflected in the financial statements.
               - Consider whether the independent public accountant should meet with the full board to discuss any matters relative to the financial statements and to answer any questions that other directors may have.

     2. ISSUES REQUIRING COMMITTEE ATTENTION. The Committee shall instruct the independent public accountant and the Company's Controller or Internal Auditor that the Committee must be informed of any issues that require the Committee's attention.

     3. INFORMATION SYSTEMS. The Committee shall discuss with the Company's Controller or Internal Auditor and the independent public accountant the plan for review of the Company's information system, including procedures and controls. In addition, the Committee will inquire as to the specific security programs to protect against computer fraud or misuse from both internal and external sources.

     4. OFFICER EXPENSES AND PERQUISITES. The Committee shall review in-house policies and procedures for regular review of officers' expenses and perquisites, including any use of corporate assets, inquire as to the results of the review, and, if appropriate, review a summarization of the expenses and perquisites of the period under review.

     5. EXPAND KNOWLEDGE OF COMPANY OPERATIONS. All Audit Committee members will make expanding their knowledge of Company operations a priority to increase their effectiveness on the Committee.

                                  PH GROUP INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Charles T. Sherman, with full power of substitution, as proxy for the undersigned, and hereby authorizes him to represent and to vote, as designated below, all of the shares of Common Stock of PH Group Inc. held of record by the undersigned on April 23, 2001, at the Annual Meeting of Shareholders to be held on June 4, 2001, or any adjournment thereof, with all the power the undersigned would possess if present in person.

                 THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION
             OF ALL NOMINEES NAMED BELOW AND A VOTE FOR PROPOSAL 2.

     1. TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW FOR TERMS OF TWO YEARS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED.

     NOMINEES:   Terry Sanborn    Michael W. Gardner       Thomas S. Golden

     TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW FOR A TERM OF THREE YEARS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED.

     NOMINEE:        Charles T. Sherman         Bob Binsky

     |_|  FOR all nominees listed above (except as marked to the contrary)

     |_|  WITHHOLD AUTHORITY to vote for all nominees listed above

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED ABOVE.)

     2. APPROVAL OF REINCORPORATION OF THE COMPANY FROM OHIO TO DELAWARE AND FOR RELATED CHANGES TO THE COMPANY'S ORGANIZATIONAL DOCUMENTS AS DESCRIBED IN THE PROXY STATEMENT.

     |_|  FOR           |_|  AGAINST          |_|  ABSTAIN

     In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

           (Continued, and to be dated and signed, on the other side.)

                         (Continued from the other side)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

     The undersigned hereby acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated May 10, 2001 and a copy of the Company's 2000 Annual Report to Stockholders.

                                Dated                                    , 2001
                                      ----------------------------------


                                -----------------------------------------------
                                                 (Signature)


                                -----------------------------------------------
                                           Signature (if held jointly)


                                IMPORTANT: Please sign exactly as name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations should sign in their full corporate name by their president or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by an authorized person. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.